PRIME INCOME TRUST TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048 LETTER TO THE SHAREHOLDERS

DEAR SHAREHOLDER:

After suffering sharp price declines during most of 1994, the fixed-income markets began to show signs of life in the fourth quarter of 1994. The bond market rally which started during the first quarter of 1995, continued through the second quarter, before pulling up for a breather in July and August. The bond markets retraced more than a quarter of its earlier gains during July and August as the economy picked up steam. This up-tick in interest rates came despite an easing move by the Federal Reserve Board, which cut the federal-funds rate by 25 basis points on July 6, 1995. By mid-August, however, the economy was again giving off mixed signals: a drop in retail sales, followed by an upward revision in second quarter GDP and a strong employment report. The bond markets looked favorably upon evidence of slow, but moderate, growth in the economy and the lack of any substantial inflationary pressure. With good news in hand, the bond market rally resumed in September, as yields continued their decline. On September 30, 1995, the 30-year U.S. Treasury bond was yielding 6.51 percent, down from 7.82 percent on September 30, 1994. The 2-year U.S. Treasury note was yielding 5.86 percent on September 30, 1995, down from 6.58 percent a year ago. At the end of the reporting period, the three-month London Inter-Bank Offered Rate (LIBOR) was 5.95 percent, while the prime rate was 8.75 percent.

PERFORMANCE AND PORTFOLIO

Against this backdrop, Prime Income Trust produced a total return of 8.57 percent for the twelve months ended September 30, 1995. The Trust continues to provide shareholders with high current income -- 200 to 300 basis points above money market investments -- while minimizing net asset value fluctuations.

On September 30, the Trust's net asset value was $9.99 per share. The Trust's portfolio is designed to track movements of current interest rates. This is achieved through the automatic reset features of the interest rates on the loans in the Trust's portfolio. During the third

PRIME INCOME TRUST
LETTER TO THE SHAREHOLDERS, CONTINUED

quarter of 1995, however, the Trust experienced a drop in its net asset value as a result of the sale of its Bidermann exposure (Bidermann is the manufacturer of Goldtoe socks, Arrow shirts and the distributor of Ralph Lauren Womenswear in the U.S.) The Trust recovered most of this principal loss from investments that were purchased at a discount and then appreciated during the quarter. The Trust's net assets exceeded $520 million on September 30, 1995. The portfolio was diversified among 56 credits, spread among 44 industry groups.

LOOKING AHEAD

Although transaction flow has remained sluggish during the second half of the fiscal year, it has not impacted the Trust's ability to deploy assets. Given the availability of monies from equity sponsor groups and the supply of credit from lending institutions, we expect an increase in transactions over the next six months. On the economic front, an improving, but somewhat lackluster economy with relatively moderate inflation implies that interest rates will remain in a trading range around current levels for the time being.

We appreciate your support of Prime Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

          [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

PRIME INCOME TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1995

 PRINCIPAL
 AMOUNT IN                                                INTEREST        MATURITY
 THOUSANDS                                                  RATE            DATE          VALUE
----------------------------------------------------------------------------------------------------

             SENIOR COLLATERALIZED LOANS (a) (94.0%)
             ADVERTISING (1.4%)
 $   7,250   Eller Media Company
             Term Loan.............................         9.07 %         12/21/03  $     7,249,637
                                                                                     ---------------
             AEROSPACE (0.9%)
     1,682   Gulfstream Aerospace Corp. Term
             Loan..................................         7.88           03/31/97        1,681,561
     2,900   Gulfstream Aerospace Corp. Term
             Loan..................................         8.80           03/31/98        2,899,333
                                                                                     ---------------
                                                                                           4,580,894
                                                                                     ---------------
             AIRLINES (2.8%)
     5,213   AeroMexico 1994-I U.S. Receivables
             Trust Term Loan (Mexico)+.............         9.94           07/31/99        5,212,297
     2,365   Northwest Airlines, Inc. Term Loan
             (Participation: First National Bank of
             Chicago) (b)..........................         9.13           09/15/97        2,364,819
     6,805   Northwest Airlines, Inc.
             Term Loan.............................         9.13           09/15/97        6,805,554
                                                                                     ---------------
                                                                                          14,382,670
                                                                                     ---------------
             APPAREL (2.5%)
       960   Anvil Knitwear, Inc. Term Loan........         8.38           02/03/01          959,824
     3,987   Anvil Knitwear, Inc. Term Loan........  9.13 to 10.75         02/02/02        3,985,739
     4,888   Hosiery Corporation of America, Inc.
             Term Loan.............................        9.13 to 9.19    07/31/01        4,885,367
        96   London Fog Industries, Inc. Term Loan
             (d)...................................                        05/31/02           91,550
     2,823   London Fog Industries, Inc. Term
             Loan..................................            9.75++      05/31/02        2,681,831
       580   London Fog Industries, Inc. Term Loan
             (c)...................................           12.50        05/31/02          551,691
                                                                                     ---------------
                                                                                          13,156,002
                                                                                     ---------------
             BEVERAGES (1.9%)
     4,000   Select Beverages, Inc.
             Term Loan.............................            9.13        06/30/01        3,999,480
     6,000   Select Beverages, Inc.
             Term Loan.............................            9.38        06/30/02        5,999,220
                                                                                     ---------------
                                                                                           9,998,700
                                                                                     ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

PRIME INCOME TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1995, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                INTEREST        MATURITY
 THOUSANDS                                                  RATE            DATE          VALUE
----------------------------------------------------------------------------------------------------
             BREWERS (1.9%)
 $   5,000   G. Heileman Brewing Company, Inc. Term
             Loan..................................  8.50 to 8.63%         12/31/98  $     4,996,354
     5,000   G. Heileman Brewing Company, Inc. Term
             Loan (Participation: Bankers Trust)
             (b)...................................            9.69        12/31/00        5,000,300
                                                                                     ---------------
                                                                                           9,996,654
                                                                                     ---------------
             BROADCAST MEDIA (3.0%)
     6,930   Silver King Communications, Inc.
             Term Loan.............................            8.88        07/31/02        6,929,168
     3,897   U.S. Radio Holdings, Inc.
             Term Loan.............................        8.88 to 9.00    12/31/01        3,897,387
     5,003   U.S. Radio Holdings, Inc.
             Term Loan.............................       9.88 to 11.75    09/20/03        5,003,271
                                                                                     ---------------
                                                                                          15,829,826
                                                                                     ---------------
             BUILDING MATERIALS (2.9%)
    15,000   National Gypsum Company Term Loan.....            8.84        09/30/03       14,999,550
                                                                                     ---------------
             CABLE TELEVISION EQUIPMENT (1.0%)
     5,000   Marcus Cable Operating Co. L.P. Term
             Loan..................................            8.69        04/30/04        4,999,450
                                                                                     ---------------
             CABLE/CELLULAR (1.7%)
     8,750   Paging Network, Inc. Term Loan........            9.45        03/31/02        8,750,875
                                                                                     ---------------
             CONSUMER PRODUCTS (1.9%)
    10,000   Revlon Consumer Products Corp.
             Term Loan.............................            9.31        06/30/97        9,992,000
                                                                                     ---------------
             CONTAINERS (3.3%)
    17,000   Silgan Corporation Term Loan..........        8.88 to 8.94    03/15/02       16,996,979
                                                                                     ---------------
             CONTAINERS - PAPERS (1.2%)
     6,500   Stone Container Corp.
             Term Loan.............................            9.25        10/01/03        6,500,000
                                                                                     ---------------
             CONVENIENCE STORES (2.0%)
    10,333   Cumberland Farms, Inc.
             Term Loan (Participation:
             Merrill Lynch) (b)....................            9.25        12/31/98       10,332,710
                                                                                     ---------------
             COSMETICS (1.0%)
     5,000   Mary Kay Cosmetics, Inc.
             Term Loan.............................        9.38 to 9.88    12/06/02        4,999,432
                                                                                     ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

PRIME INCOME TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1995, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                INTEREST        MATURITY
 THOUSANDS                                                  RATE            DATE          VALUE
----------------------------------------------------------------------------------------------------
             DRUG STORES (2.1%)
 $   7,500   Duane Reade, Inc. Term Loan...........         9.88 %         12/31/99  $     7,497,975
     3,549   M & H Drugs, Inc. Term Loan...........        10.13           09/01/96        3,548,835
                                                                                     ---------------
                                                                                          11,046,810
                                                                                     ---------------
             ELECTRONICS (0.8%)
     4,026   Sperry Marine, Inc. Term Loan.........  9.13 to 9.69          11/12/00        4,023,371
                                                                                     ---------------
             ENTERTAINMENT (1.9%)
    10,000   Harrah's Jazz Co. & Finance Corp. Term
             Loan..................................        9.13 to 9.19    09/30/99        9,996,167
                                                                                     ---------------
             ENTERTAINMENT & LEISURE (2.3%)
    12,010   Six Flags Theme Parks, Inc. Term
             Loan..................................        8.88 to 9.00    06/23/03       12,002,899
                                                                                     ---------------
             EQUIPMENT (1.9%)
     9,960   Primeco, Inc. Term Loan...............        8.88 to 9.03    12/31/00        9,958,816
                                                                                     ---------------
             FOOD & BEVERAGES (1.4%)
     7,500   Restaurants Unlimited, Inc. Term
             Loan..................................            9.34        06/03/00        7,498,200
                                                                                     ---------------
             FOOD PROCESSING (1.0%)
     5,000   American Italian Pasta Co.
             Term Loan.............................            9.94        12/30/00        4,999,650
                                                                                     ---------------
             FOOD SERVICES (5.2%)
    10,702   SC International Services, Inc. &
             Caterair International Corp. Term
             Loan..................................           10.75        09/15/01       10,701,818
    13,353   SC International Services, Inc. &
             Caterair International Corp. Term
             Loan..................................           10.75        09/15/02       13,352,727
     2,945   SC International Services, Inc. &
             Caterair International Corp. Term
             Loan..................................           11.00        09/15/03        2,945,455
                                                                                     ---------------
                                                                                          27,000,000
                                                                                     ---------------
             GAS - TRUCK STOP (0.7%)
     3,848   Petro PSC Properties, L.P.
             Term Loan.............................            9.13        05/24/01        3,847,276
                                                                                     ---------------
             HOUSEHOLD FURNISHINGS & APPLIANCES (1.9%)
     9,975   Graco Children's Products, Inc. Term
             Loan..................................       8.81 to 10.75    06/30/03        9,970,309
                                                                                     ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

PRIME INCOME TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1995, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                INTEREST        MATURITY
 THOUSANDS                                                  RATE            DATE          VALUE
----------------------------------------------------------------------------------------------------
             INDUSTRIALS (2.4%)
 $   6,079   UCAR International, Inc.
             Term Loan.............................         8.88 %         01/31/03  $     6,079,180
     3,195   UCAR International, Inc.
             Term Loan.............................         9.38           07/31/03        3,195,467
     3,195   UCAR International, Inc.
             Term Loan.............................        10.06           01/31/04        3,195,658
                                                                                     ---------------
                                                                                          12,470,305
                                                                                     ---------------
             LEASING (8.5%)
    44,216   GPA Group PLC Revolver (Ireland)+
             (Participation: First National Bank of
             Chicago) (b)..........................  7.00 to 7.88          09/30/97       44,219,100
                                                                                     ---------------
             MANUFACTURING (2.2%)
     4,516   Desa International, Inc.
             Term Loan.............................            9.06        11/30/00        4,512,071
     2,701   Intermetro Industries Corp. Term
             Loan..................................            8.88        06/30/01        2,699,462
     4,053   Intermetro Industries Corp. Term
             Loan..................................            9.38        12/31/02        4,050,211
                                                                                     ---------------
                                                                                          11,261,744
                                                                                     ---------------
             MEDICAL PRODUCTS & SUPPLIES (1.0%)
     5,000   Deknatel Holdings, Inc.
             Term Loan.............................            9.81        04/20/01        5,000,150
                                                                                     ---------------
             MEDICAL SERVICES (0.8%)
     4,305   Unilab Corporation Term Loan..........            9.38        05/16/02        4,304,059
                                                                                     ---------------
             PAPER PRODUCTS (1.0%)
     3,750   Mail Well Corp. Term Loan.............            8.88        07/31/03        3,749,100
     1,250   Supermex, Inc. Term Loan..............            8.88        07/31/03        1,249,700
                                                                                     ---------------
                                                                                           4,998,800
                                                                                     ---------------
             PUBLISHING (2.8%)
     7,490   Ziff Davis Publishing Co.
             Term Loan.............................            8.88        12/31/01        7,487,653
     7,055   Ziff Davis Publishing Co.
             Term Loan.............................            9.38        12/31/02        7,052,707
                                                                                     ---------------
                                                                                          14,540,360
                                                                                     ---------------
             RAILROAD EQUIPMENT (1.9%)
    10,000   Johnstown America Industries, Inc.
             Term Loan.............................            9.00        03/31/03        9,999,000
                                                                                     ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

PRIME INCOME TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1995, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                INTEREST        MATURITY
 THOUSANDS                                                  RATE            DATE          VALUE
----------------------------------------------------------------------------------------------------
             RECORD & TAPE (2.3%)
 $   4,875   Camelot Music, Inc. Term Loan.........  8.81 to 8.88%         02/28/01  $     4,874,829
     7,400   The Wherehouse Entertainment, Inc.
             Term Loan (d).........................           10.25        01/31/98        7,030,000
                                                                                     ---------------
                                                                                          11,904,829
                                                                                     ---------------
             RETAIL DEPARTMENT STORES (1.8%)
     2,114   Saks & Company Term Loan..............       8.75 to 10.25    06/30/98        2,114,701
     7,469   Saks & Company Term Loan..............        9.25 to 9.50    06/30/00        7,468,896
                                                                                     ---------------
                                                                                           9,583,597
                                                                                     ---------------
             RETAIL - SPECIALTY (2.9%)
    15,000   QVC, Inc. Term Loan...................            8.94        01/31/04       14,996,100
                                                                                     ---------------
             SCIENTIFIC INSTRUMENTS (0.6%)
     1,705   Waters Corporation Term Loan..........            9.63        11/30/02        1,704,558
     1,371   Waters Corporation Term Loan..........           10.00        05/31/03        1,370,610
                                                                                     ---------------
                                                                                           3,075,168
                                                                                     ---------------
             SPECIALTY PACKAGING (2.0%)
     6,000   Calmar, Inc. Term Loan................            8.88        09/15/03        5,999,940
     4,500   Calmar, Inc. Term Loan................            9.13        03/15/04        4,499,955
                                                                                     ---------------
                                                                                          10,499,895
                                                                                     ---------------
             SPORTING GOODS (3.3%)
     7,403   Spalding & Evenflo Companies, Inc.
             Term Loan.............................            9.06        10/17/02        7,402,524
     2,000   Worldwide Sports & Recreation, Inc.
             Term Loan.............................            8.94        04/26/00        2,000,000
     8,000   Worldwide Sports & Recreation, Inc.
             Term Loan.............................            9.44        04/26/01        8,000,000
                                                                                     ---------------
                                                                                          17,402,524
                                                                                     ---------------
             SUPERMARKETS (4.8%)
     4,655   Food 4 Less Supermarkets, Inc. Term
             Loan..................................            9.13        06/15/02        4,654,585
     4,655   Food 4 Less Supermarkets, Inc. Term
             Loan..................................            9.63        06/15/03        4,654,538
     4,655   Food 4 Less Supermarkets, Inc. Term
             Loan..................................            9.88        02/15/04        4,654,492
     4,576   Pathmark Stores Inc. Term Loan........            8.94        01/28/00        4,575,210
     3,789   Star Markets Company, Inc. Term
             Loan..................................            8.88        12/31/01        3,789,436
     2,842   Star Markets Company, Inc. Term
             Loan..................................            9.38        12/31/02        2,842,077
                                                                                     ---------------
                                                                                          25,170,338
                                                                                     ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

PRIME INCOME TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1995, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                INTEREST        MATURITY
 THOUSANDS                                                  RATE            DATE          VALUE
----------------------------------------------------------------------------------------------------
             TELECOMMUNICATIONS EQUIPMENT (1.4%)
 $   3,500   K-Tec Holdings, Inc. Term Loan........         8.63 %         01/31/03  $     3,499,965
     4,000   K-Tec Holdings, Inc. Term Loan........         9.13           01/31/04        3,999,960
                                                                                     ---------------
                                                                                           7,499,925
                                                                                     ---------------
             TEXTILES (1.9%)
     3,840   Blackstone Capital Company II, L.L.C.
             Purchase Term Loan....................         8.88           01/13/97        3,839,962
     1,160   Blackstone Capital Company II, L.L.C.
             Reserve Term Loan.....................         8.88           01/13/97        1,159,988
     3,840   Wasserstein/C&A Holdings, L.L.C.
             Purchase Term Loan....................         8.81           01/13/97        3,837,274
     1,160   Wasserstein/C&A Holdings, L.L.C.
             Reserve Term Loan.....................         8.81           01/13/97        1,159,176
                                                                                     ---------------
                                                                                           9,996,400
                                                                                     ---------------
             TEXTILES - APPAREL MANUFACTURERS (1.9%)
     9,950   Chicopee, Inc. Term Loan..............         9.13           03/31/03        9,950,000
                                                                                     ---------------
             WIRE & CABLE (1.9%)
     9,992   International Wire Group, Inc. Term
             Loan..................................         9.00           09/30/02        9,988,427
                                                                                     ---------------

             TOTAL SENIOR COLLATERALIZED LOANS
             (IDENTIFIED COST $487,492,471)........................................      489,969,598
                                                                                     ---------------

 NUMBER OF
  SHARES                                                                                    VALUE
------------------------------------------------------------------------------------------------------

             COMMON STOCKS (d) (0.0%)
             APPAREL (0.0%)
     1,291K  London Fog Industries, Inc. (Restricted)................................               --
                                                                                       ---------------
             FOOD SERVICES (0.0%)
     4,209   Flagstar Companies (Restricted).........................................           22,098
                                                                                       ---------------

             TOTAL COMMON STOCKS
             (IDENTIFIED COST $60,507)...............................................           22,098
                                                                                       ---------------
             PREFERRED STOCK (0.2%)
             APPAREL
     1,722K  London Fog Industries, Inc. 17.50% due 2/28/05 (Series A-1) (c)
             (Restricted) (IDENTIFIED COST $1,873,346)...............................        1,222,422
                                                                                       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

PRIME INCOME TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1995, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                INTEREST        MATURITY
 THOUSANDS                                                  RATE            DATE          VALUE
----------------------------------------------------------------------------------------------------

             SHORT-TERM INVESTMENTS (e) (4.0%)
             COMMERCIAL PAPER (0.1%)
             AUTOMOTIVE FINANCE
 $     595   Ford Motor Credit Co. (AMORTIZED COST
             $592,529).............................         5.75 %         10/27/95  $       592,529
                                                                                     ---------------

             U.S. GOVERNMENT AGENCIES (3.9%)
     4,700   Federal Home Loan Banks*..............         5.65           10/12/95        4,691,886
    10,000   Federal Home Loan Mortgage Corp.*.....         6.30           10/02/95        9,998,250
     5,100   Federal Home Loan Mortgage Corp.*.....         5.66           10/06/95        5,095,992
       650   Federal National Mortgage Assoc.*.....         5.58           10/20/95          648,085
                                                                                     ---------------

             TOTAL U.S. GOVERNMENT AGENCIES
             (AMORTIZED COST $20,434,213)..........................................       20,434,213
                                                                                     ---------------

             TOTAL SHORT-TERM INVESTMENTS
             (AMORTIZED COST $21,026,742)..........................................       21,026,742
                                                                                     ---------------

TOTAL INVESTMENTS
(IDENTIFIED COST $510,453,066) (F)...........       98.2%   512,240,860

CASH AND OTHER ASSETS IN EXCESS OF
LIABILITIES..................................        1.8      9,120,101
                                                   -----   ------------

NET ASSETS...................................      100.0%  $521,360,961
                                                   -----   ------------
                                                   -----   ------------

---------------------
 K   In thousands.
 +   Senior Note.
++ 3 percent paid in cash, 6.75 percent payment in kind; converts to prime plus 1 percent cash payment on May 31, 1997.
 * All or a portion of these securities are segregated in connection with unfunded loan commitments.
(a) Floating rate securities. Interest rates reset periodically. Interest rates shown are those in effect at September 30, 1995.
(b) Participation; participation interests were acquired through the financial institutions indicated parenthetically.
(c)  Payment in kind security.
(d)  Non income producing security.
(e) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(f) The aggregate cost for federal income tax purposes is $510,453,066; the aggregate gross unrealized appreciation is $3,134,546 and the aggregate gross unrealized depreciation is $1,346,752, resulting in net unrealized appreciation of $1,787,794.

                       SEE NOTES TO FINANCIAL STATEMENTS

PRIME INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995

ASSETS:
Investments in securities, at value
  (identified cost $510,453,066)............................  $512,240,860
Cash........................................................     4,022,199
Receivable for:
    Shares of beneficial interest sold......................     4,898,633
    Interest................................................     4,496,892
    Principal prepayments...................................       435,368
Prepaid expenses and other assets...........................       389,771
                                                              ------------

     TOTAL ASSETS...........................................   526,483,723
                                                              ------------

LIABILITIES:
Payable for:
    Investments purchased...................................       580,663
    Investment advisory fee.................................       374,551
    Dividends to shareholders...............................       220,544
    Administration fee......................................       104,121
Accrued expenses and other payables.........................       271,139
Deferred facility fees......................................     3,571,744
Commitments and contingencies (Note 7)......................
                                                              ------------
     TOTAL LIABILITIES......................................     5,122,762
                                                              ------------
NET ASSETS:
Paid-in-capital.............................................   522,524,992
Net unrealized appreciation.................................     1,787,794
Accumulated undistributed net investment income.............       413,674
Accumulated net realized loss...............................    (3,365,499)
                                                              ------------
     NET ASSETS.............................................  $521,360,961
                                                              ------------
                                                              ------------

NET ASSET VALUE PER SHARE,
  52,197,974 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                     $9.99
                                                              ------------
                                                              ------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1995

NET INVESTMENT INCOME:

INCOME
Interest....................................................  $34,988,644
Net facility and amendment fees.............................    2,232,672
Other income................................................      549,221
                                                              -----------

     TOTAL INCOME...........................................   37,770,537
                                                              -----------
EXPENSES
Investment advisory fee.....................................    3,526,906
Administration fee..........................................      979,775
Professional fees...........................................      546,641
Shareholder reports and notices.............................      281,710
Transfer agent fees and expenses............................      253,583
Registration fees...........................................      117,505
Custodian fees..............................................       94,161
Trustees' fees and expenses.................................       29,004
Organizational expenses.....................................        8,018
Other.......................................................      129,989
                                                              -----------

     TOTAL EXPENSES.........................................    5,967,292
                                                              -----------

     NET INVESTMENT INCOME..................................   31,803,245
                                                              -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss...........................................   (2,551,571)
Net change in unrealized depreciation.......................    2,716,998
                                                              -----------

     NET GAIN...............................................      165,427
                                                              -----------

NET INCREASE................................................  $31,968,672
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

PRIME INCOME TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                                              SEPTEMBER 30, 1995   SEPTEMBER 30, 1994
-----------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................     $ 31,803,245         $ 17,647,052
Net realized gain (loss)....................................       (2,551,571)             596,754
Net change in unrealized depreciation.......................        2,716,998            2,033,215
                                                              ------------------   ------------------

     NET INCREASE...........................................       31,968,672           20,277,021
                                                              ------------------   ------------------

DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................      (31,409,897)         (17,652,279)
Net realized gain...........................................         (957,304)           --
                                                              ------------------   ------------------

     TOTAL..................................................      (32,367,201)         (17,652,279)
                                                              ------------------   ------------------
Net increase (decrease) from transactions in shares of
  beneficial interest.......................................      216,725,076           (9,069,554)
                                                              ------------------   ------------------

     TOTAL INCREASE (DECREASE)..............................      216,326,547           (6,444,812)

NET ASSETS:
Beginning of period.........................................      305,034,414          311,479,226
                                                              ------------------   ------------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $413,674 AND $590, RESPECTIVELY)........................     $521,360,961         $305,034,414
                                                              ------------------   ------------------
                                                              ------------------   ------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

PRIME INCOME TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED SEPTEMBER 30, 1995

INCREASE (DECREASE) IN CASH:

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net investment income.................................................................  $    31,803,245
                                                                                        ---------------
Adjustments to reconcile net investment income
to net cash from operating activities:
Increase in receivables and other assets related to operations........................       (2,860,585)
Increase in payables related to operations............................................        1,439,130
Accretion of discounts................................................................         (477,143)
                                                                                        ---------------

     NET CASH PROVIDED BY OPERATING ACTIVITIES........................................       29,904,647
                                                                                        ---------------

CASH FLOWS USED FOR INVESTING ACTIVITIES:
Purchases of investments..............................................................     (563,680,131)
Principal repayments/sales of investments.............................................      350,474,058
Net sales/maturities of short-term investments........................................        3,891,453
                                                                                        ---------------

     NET CASH USED FOR INVESTING ACTIVITIES...........................................     (209,314,620)
                                                                                        ---------------

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
Shares of beneficial interest sold....................................................      241,897,744
Shares tendered.......................................................................      (42,566,808)
Dividends and distributions from:
Net investment income (net of reinvested dividends of $16,029,070)....................      (15,250,078)
Net realized gain.....................................................................         (957,304)
                                                                                        ---------------

     NET CASH PROVIDED BY FINANCING ACTIVITIES........................................      183,123,554
                                                                                        ---------------

NET INCREASE IN CASH..................................................................        3,713,581

CASH AT BEGINNING OF YEAR.............................................................          308,618
                                                                                        ---------------

CASH AT END OF YEAR...................................................................  $     4,022,199
                                                                                        ---------------
                                                                                        ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

PRIME INCOME TRUST
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1995

1. ORGANIZATION AND ACCOUNTING POLICIES

Prime Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust was organized as a Massachusetts business trust on August 17, 1989 and commenced operations on November 30, 1989.

The Trust offers and sells its shares to the public on a continuous basis. The Trustees intend, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its outstanding shares of beneficial interest at the then current net asset value of such shares.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) The Trustees believe that, at present, there are not sufficient market quotations provided by banks, dealers, or pricing services respecting interests in senior collateralized loans ("Senior Loans") to corporations, partnerships and other entities ("Borrower") to enable the Trust to properly value Senior Loans based on available market quotations. Accordingly, until the market for Senior Loans develops, interests in Senior Loans held by the Trust are valued at their fair value in accordance with procedures established in good faith by the Trustees. Under the procedures adopted by the Trustees, interests in Senior Loans are priced in accordance with a matrix which takes into account the relationship between current interest rates and interest rates payable on each Senior Loan, as well as the total number of days in each interest period and the period remaining until the next interest rate determination or maturity of the Senior Loan. Adjustments in the matrix-determined price of a Senior Loan will be made in the event of a default on a Senior Loan or a significant change in the creditworthiness of the Borrower; (2) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price; (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost; and (4) all other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily except where collection is not expected. When the Trust buys an

PRIME INCOME TRUST
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1995, CONTINUED

interest in a Senior Loan, it may receive a facility fee, which is a fee paid to lenders upon origination of a Senior Loan and/or a commitment fee which is paid to lenders on an ongoing basis based upon the undrawn portion committed by the lenders of the underlying Senior Loan. The Trust amortizes the facility fee over the expected term of the loan. When the Trust sells an interest in a Senior Loan, it may be required to pay fees or commissions to the purchaser of the interest. Fees received in connection with loan amendments are amortized over the expected term of the loan.

C. SENIOR LOANS -- The Trust invests primarily in Senior Loans to Borrowers. Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, they are not readily marketable and are often subject to restrictions on resale.

D. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

F. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Adviser") paid the organizational expenses of the Trust in the amount of $248,312 which have been fully reimbursed by the Trust and were fully amortized as of November 29, 1994.

PRIME INCOME TRUST
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1995, CONTINUED

2. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Trust determined as of the close of each business day: 0.90% to the portion of the daily net assets not exceeding $500 million and 0.85% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Adviser pays the salaries of all personnel, including officers of the Trust, who are employees of the Investment Adviser.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with Dean Witter Services Company Inc. (the "Administrator"), the Trust pays an administration fee, calculated daily and payable monthly, by applying the annual rate of 0.25% to the Trust's average daily net assets.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1995 aggregated $564,260,794 and $350,909,426, respectively.

Shares of the Trust are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. Pursuant to a Distribution Agreement between the Trust, the Investment Adviser and the Distributor, the Investment Adviser compensates the Distributor at an annual rate of 2.75% of the purchase price of shares purchased from the Trust. The Investment Adviser will compensate the Distributor at an annual rate of 0.10% of the value of shares sold for any shares that remain outstanding after one year from the date of their initial purchase. Any early withdrawal charge to defray distribution expenses will be charged in connection with shares held for four years or less which are accepted by the Trust for repurchase pursuant to tender offers. For the

PRIME INCOME TRUST
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1995, CONTINUED

year ended September 30, 1995, the Investment Adviser has informed the Trust that it received approximately $219,000 in early withdrawal charges. The Trust's shareholders pay such withdrawal charges which are not an expense of the Trust.

Dean Witter Trust Company, an affiliate of the Investment Adviser and Administrator, is the Trust's transfer agent. At September 30, 1995, the Trust had transfer agent fees and expenses payable of approximately $28,000.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended September 30, 1995 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,596. At September 30, 1995, the Trust had an accrued pension liability of $51,200 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                     SHARES          AMOUNT
                                                                   -----------   --------------
Balance, September 30, 1993......................................   31,428,097   $  314,869,470
Shares sold......................................................    6,355,963       63,559,546
Shares issued to shareholders for reinvestment of dividends......      948,118        9,461,997
Shares tendered (four quarterly tender offers)...................   (8,242,584)     (82,091,097)
                                                                   -----------   --------------
Balance, September 30, 1994......................................   30,489,594      305,799,916
Shares sold......................................................   24,363,027      243,262,814
Shares issued to shareholders for reinvestment of dividends and
 distributions...................................................    1,605,098       16,029,070
Shares tendered (four quarterly tender offers)...................   (4,259,745)     (42,566,808)
                                                                   -----------   --------------
Balance, September 30, 1995......................................   52,197,974   $  522,524,992
                                                                   -----------   --------------
                                                                   -----------   --------------

On October 26, 1995, the Trustees approved a tender offer to purchase up to 4 million shares of beneficial interest to commence on November 15, 1995.

6. FEDERAL INCOME TAX STATUS

At September 30, 1995, the Trust had a net capital loss carryover of approximately $1,384,000 which will be available through September 30, 2003 to offset future capital gains to the extent provided by regulations.

PRIME INCOME TRUST
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1995, CONTINUED

Any net capital loss incurred after October 31 ("post-October losses") within the taxable year is deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer a net capital loss of approximately $2,390,000 during fiscal 1995.

As of September 30, 1995, the Trust had temporary book/tax differences primarily attributable to post-October losses.

7. COMMITMENTS AND CONTINGENCIES

As of September 30, 1995, the Trust had unfunded loan commitments pursuant to the following loan agreements:

                                                                    UNFUNDED
       BORROWER                                                    COMMITMENT
-----------------------------------------------------------------  -----------
GPA Group PLC. ..................................................  $ 6,018,926
Marcus Cable Co. ................................................    5,000,000
                                                                   -----------
                                                                   $11,018,926
                                                                   -----------
                                                                   -----------

8. FINANCIAL INSTRUMENTS WITH CONCENTRATION OF CREDIT RISK

When the Trust purchases a Participation, the Trust typically enters into a contractual relationship with the Lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Trust assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Trust and the Borrower ("Intermediate Participants") and the Trust may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. Because the Trust will only acquire Participations if the Selling Participant and each Intermediate Participant is a financial institution, the Trust may be considered to have a concentration of credit risk in the banking industry. At September 30, 1995, such Participations had a fair value of $61,916,929.

The Trust will only invest in Senior Loans where the Investment Adviser believes that the Borrower can meet debt service requirements in a timely manner and where the market value of the collateral at the time of investment equals or exceeds the amount of the Senior Loan. In addition, the Trust will only acquire Participations if the Selling Participant, and each Intermediate Participant, is a financial institution which meets certain minimum creditworthiness standards.

PRIME INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                   FOR THE YEAR ENDED SEPTEMBER 30
                                     --------------------------------------------------------------------------------------------
                                           1995               1994               1993               1992               1991
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of
 period............................      $      10.00       $       9.91       $       9.99       $      10.00       $      10.00
                                               ------             ------             ------             ------             ------

Net investment income..............              0.82               0.62               0.55               0.62               0.84
Net realized and unrealized gain
 (loss)............................              0.01               0.09              (0.08)             (0.01)         --
                                               ------             ------             ------             ------             ------

Total from investment operations...              0.83               0.71               0.47               0.61               0.84
                                               ------             ------             ------             ------             ------

Less dividends and distributions
 from:
   Net investment income...........             (0.81)             (0.62)             (0.55)             (0.62)             (0.84)
   Net realized gain...............             (0.03)         --                 --                 --                 --
                                               ------             ------             ------             ------             ------

Total dividends and
 distributions.....................             (0.84)             (0.62)             (0.55)             (0.62)             (0.84)
                                               ------             ------             ------             ------             ------

Net asset value, end of period.....      $       9.99       $      10.00       $       9.91       $       9.99       $      10.00
                                               ------             ------             ------             ------             ------
                                               ------             ------             ------             ------             ------

TOTAL INVESTMENT RETURN+...........             %8.57              %7.32              %4.85              %6.23              %8.77

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................             %1.52              %1.60              %1.45              %1.47              %1.52

Net investment income..............             %8.11              %6.14              %5.53              %6.14              %8.23

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.........................          $521,361           $305,034           $311,479           $413,497           $479,941

Portfolio turnover rate............             % 102              % 147              %  92              %  46              %  42

                                      FOR THE PERIOD
                                      SEPTEMBER 30,
                                           1990
----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period............................      $ 10.00
                                          ------
Net investment income..............         0.74
Net realized and unrealized gain
 (loss)............................        (0.01)
                                          ------
Total from investment operations...         0.73
                                          ------
Less dividends and distributions
 from:
   Net investment income...........        (0.73)
   Net realized gain...............      --
                                          ------
Total dividends and
 distributions.....................        (0.73)
                                          ------
Net asset value, end of period.....      $ 10.00
                                          ------
                                          ------
TOTAL INVESTMENT RETURN+...........         7.57%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses...........................         1.48%(2)
Net investment income..............         8.95%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.........................     $328,189
Portfolio turnover rate............           35%(1)

---------------------
 *   Commencement of operations.
 +   Does not reflect the deduction of sales charge.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

PRIME INCOME TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF PRIME INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Prime Income Trust (the "Trust") at September 30, 1995, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended and for the period November 30, 1989 (commencement of operations) through September 30, 1990, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at September 30, 1995 by correspondence with the custodian, and with respect to senior collateralized loans by correspondence with the selling participants and agent banks, provide a reasonable basis for the opinion expressed above.

As explained in Note 1, the financial statements include senior collateralized loans valued at $489,969,598 (94 percent of net assets), whose values have been determined in accordance with procedures established by the Trustees in the absence of readily ascertainable market values. We have reviewed the procedures which were established by the Trustees in determining the fair values of such senior collateralized loans and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those values determined in accordance with procedures established by the Trustees may differ significantly from the values that would have been used had a ready market for the senior collateralized loans existed, and the differences could be material.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
NOVEMBER 8, 1995

TRUSTEES
---------------------------------------------------
Jack F. Bennett
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
---------------------------------------------------
Charles A. Fiumefreddo
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Sheldon Curtis
VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

Rafael Scolari
VICE PRESIDENT

Thomas F. Caloia
TREASURER

CUSTODIAN
---------------------------------------------------
The Bank of New York
110 Washington Street
New York, New York 10286

TRANSFER AGENT
---------------------------------------------------
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
---------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT ADVISER
---------------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048




This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.



PRIME
INCOME
TRUST





                Annual Report
                September 30, 1995